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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2000


                           STOCKUP.COM, INC.

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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)


              0-26975                            88-0417949
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       (Commission File No.)                (I.R.S. Employer Identification No.)

       333 N. Rancho, Suite 900, Las Vegas, NV                  89106
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       (Address of Principal Executive Offices)                 (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702)648-6400


                                   N.A.
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)












                            Exhibit Index on Page 3

Item 5.  Other Events


     On February 9, 2000, Stockup.com, Inc., announced that effective February 23, 2000 the company will change its name to Preference Technologies, Inc., that will be traded under the symbol PFER.

     Additionally, the shareholders and Board of Directors of StockUp.com, Inc. has authorized a two-for-one forward stock split of its common stock, also to be effective February 23, 2000. Shareholders of record at the close of business February 21, 2000 will be entitled to one additional share of common stock for each share they own on that date. The stock split will become effective February 23, 2000. The stock split will increase the number of shares of common outstanding from approximately 14.3 million shares to approximately 28.6 million shares.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          99   Second Amendment to Articles of Incorporation dated
               January 27, 2000

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 StockUp.com Inc.
                                                 (Registrant)



February 23, 2000                                  /s/ Michael S. Calderone
                                                   -------------------------
                                                   By: Michael S. Calderone
                                                   Its: President and Director

                                 EXHIBIT INDEX


Exhibit No.              Description                                  Page No.
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    99             Second Amendment to Articles of Incorporation
                   dated January 27, 2000                                4

                 SECOND AMENDMENT TO ARTICLES OF INCORPORATION
                               STOCKUP.COM, INC.

         The Articles of Incorporation of Stockup.com, Inc., originally filed with the Secretary of the State of Nevada on or about February 5, 1999 and amended on February 18, 1999, are hereby amended by way of resolution of the board of directors and by way of vote of the shareholders of the Corporation pursuant to the bylaws of the corporation as follows:

Article First is deleted.

Article First is replaced by the following:

     First:   The name of this Corporation is Preference Technologies, Inc.

I, Michael Calderone, the secretary of the corporation, do hereby verify by the attached resolution and certificate of vote of the secretary of the corporation, that the name of this corporation has been changed pursuant to the articles and bylaws of the corporation by appropriate action and measures of the board of directors and shareholders of the corporation.

                                                  Corporate Seal


/s/ Michael Calderone
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MICHAEL CALDERONE, Secretary

State of Nevada   )
                  )ss:
County of Clark   )

         On this 25th day of January, personally appeared before me Michael Calderone, personally known to me, a Notary Public, and proven to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument. He acknowledged to me that he executed the same in his authorized capacity, and that this is his signature on the instrument, and that he is the person, and has signed for the entity and has acted to execute the instrument in that capacity.




NOTARY PUBLIC
                                                       (Seal)

/s/ Jennifer Watts
--------------------------
Jennifer Watts